UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 20, 2011

PROVECTUS PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in charter)

Nevada	0-9410	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

(866) 594-5999
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.          Unregistered Sales of Equity Securities.

On April 20, 2011, Provectus Pharmaceuticals, Inc. (the "Company") completed a private offering of common stock and warrants to accredited investors under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and the rules promulgated thereunder, for gross proceeds of $4,615,300.  The Company accepted subscription, in the aggregate,  for 4,120,803 shares of common stock, one year warrants to purchase 2,060,402 shares of common stock, and five year warrants to purchase 2,060,402  shares of common stock.  Investors received one year warrants and five year warrants, in each case, to purchase up to 50% of the number of shares purchased by the investors in the offering. The warrants have an exercise price of $1.25 per share.  The purchase price for each share of common stock together with the warrants was $1.12.  The Company intends to use the proceeds, after deducting offering expenses estimated to be $25,000, for working capital and other general corporate purposes.

Network 1 Financial Securities, Inc. served as placement agent for the offering.  In connection with the offering, the Company issued five year warrants to purchase 649,518 shares of common stock with an exercise price of $1.12 to Network 1 Financial Securities, Inc., which represents 20% of the total number of shares of common stock sold to investors solicited by Network 1 Financial Securities, Inc.

The securities sold in the offering have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The foregoing descriptions of the warrants are qualified in their entirety by the full text of such warrants which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated by reference herein. A form of subscription agreement used in the offering is set forth as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
4.1	Form of One Year Warrant
4.2	Form of Five Year Warrant
99	Form of Subscription Agreement

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined under U.S. federal securities laws. These statements reflect management’s current knowledge, assumptions, beliefs, and expectations and express management’s current views of future events and may be identified by their use of terms such as “expect,” “intend,” “will,” and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. Risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements include those discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010).  Readers are cautioned not to place undue reliance on these forward-looking statements.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2011

PROVECTUS PHARMACEUTICALS, INC.

By:    /s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of One Year Warrant
4.2	Form of Five Year Warrant
99	Form of Subscription Agreement